SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2021

ASTREA ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39996	85-2609730
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

55 Ocean Lane Drive, Apt. 3021

Key Biscayne, Florida 33149

(Address of Principal Executive Offices) (Zip Code)

(347) 607-8025

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	ASAXU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	ASAX	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	ASAXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information relating to the Note included in Item 8.01 is incorporated by reference in this item to the extent required herein.

Item 8.01 Other Events.

On December 22, 2021, Astrea Acquisition Sponsor (the “Sponsor”) loaned to Astrea Acquisition Corp. (the “Company”) an aggregate of $125,000 for working capital purposes. The loan is evidenced by a promissory note (the “Note”) which is non-interest bearing and payable upon the consummation by the Company of a merger, share exchange, asset acquisition, or other similar business combination with one or more businesses or entities (a “Business Combination”). Upon consummation of a Business Combination, the Sponsor will have the option, but not the obligation, to convert the principal balance of the Note, in whole or in part, into units (the “Units”) of the Company, each Unit comprised of one share of the Company’s common stock and one-half of one warrant to purchase a share of the Company’s common stock at an exercise price of $11.50 per share, at a price of $10.00 per Unit. The Units issued as a result of conversion of the Note will be identical to the units issued by the Company in its initial public offering except that the warrants underlying the Units (i) will not be redeemable by the Company and (ii) may be exercised for cash or on a cashless basis so long as they are held by the initial holder or its permitted transferees.

If the Company does not consummate a Business Combination the Note will not be repaid and all amounts owed under the Note will be forgiven except to the extent that the Company has funds available to it outside of its trust account established in connection with the initial public offering (the “Trust Account”). The issuance of the Note was exempt pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing summary of the Note is qualified in its entirety by reference to the text of the Note, which is filed as an exhibit hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

10.1	Promissory Note dated December 22, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2021

ASTREA ACQUISITION CORP.

By:	/s/ Felipe Gonzalez
Name:	Felipe Gonzalez
Title:	Chief Executive Officer

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